UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2024

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-26099	94-3327828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West Pine Street, Lodi, California	95240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (209) 367-2300

Former name or former address, if changed since last report
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure

On September 16, 2024, Farmers & Merchants Bancorp (the “Company”) issued a press release announcing a new $55.0 million share repurchase program for the Company’s outstanding Common Stock, which will expire on December 31, 2026. Concurrently the Company’s Board of Directors terminated the existing $25.0 million share repurchase program.  A copy of this press release is furnished herewith as Exhibit 99.1.

Item 8.01.  Other Events.

On September 10, 2024, the Company’s Board of Directors approved a new share repurchase program (the “Repurchase Plan”) pursuant to which the Company may repurchase up to $55.0 million of the Company’s outstanding Common Stock. The Board concurrently terminated the existing $25.0 million share repurchase program.  Repurchases by the Company under the Repurchase Plan may be made from time to time through open market purchases, trading plans established in accordance with U.S. Securities and Exchange Commission rules, privately negotiated transactions, or by other means.  The actual means and timing of any repurchases, the quantity of purchased shares and prices are subject to certain limitations, including, without limitation, market prices of the Company’s common shares, general market and economic conditions, the Company’s financial performance, capital position, and applicable legal and regulatory requirements, and at the discretion of the Chief Executive Officer and Chief Financial Officer.  Repurchases under the Repurchase Plan may be initiated, discontinued, suspended, or restarted at any time in the Company’s discretion.  The Company is not obligated to repurchase any shares under the Repurchase Plan.  No shares shall be repurchased pursuant to the authority granted in the Repurchase Plan after December 31, 2026.  Repurchased shares are to be used to fund the Company’s non-qualified retirement plans or may be returned to the status of authorized but unissued common shares of the Company.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibit

99.1 Share Repurchase Program Press Release, dated September 16, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2024

FARMERS & MERCHANTS BANCORP

By:	/s/ Bart R. Olson
Bart R. Olson
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document

99.1	Share Repurchase Program Press Release, dated September 16, 2024